UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2022

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York 10036 (Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of stockholders (the “Meeting”) of Hess Corporation (the “Company”) was held on May 26, 2022. The following is a summary of the matters voted upon at the Meeting and the voting results for each such matter:

Proposal 1 – Election of Directors. Each of the following twelve director nominees was elected as a director for the ensuing one-year term or until his or her respective successor is elected or appointed, by the vote set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Terrence J. Checki	265,444,213	7,191,903	91,084	10,353,775
Leonard S. Coleman, Jr.	268,663,996	3,976,436	86,768	10,353,775
Lisa Glatch	272,347,188	277,350	102,662	10,353,775
John B. Hess	267,329,505	5,327,213	70,482	10,353,775
Edith E. Holiday	260,586,019	11,563,909	577,272	10,353,775
Marc S. Lipschultz	270,942,384	1,695,548	89,268	10,353,775
Raymond J. McGuire	272,335,943	294,513	96,744	10,353,775
David McManus	266,493,360	6,149,486	84,354	10,353,775
Kevin O. Meyers	267,894,952	4,439,619	392,629	10,353,775
Karyn F. Ovelmen	270,995,827	1,634,451	96,922	10,353,775
James H. Quigley	270,329,179	2,318,547	79,474	10,353,775
William G. Schrader	270,990,198	1,644,119	92,883	10,353,775

Proposal 2 – Advisory Vote on Executive Compensation. The proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Company’s 2022 definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 14, 2022, received the vote of 96.7% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	263,846,115
Against	8,512,160
Abstain	368,925
Broker Non-Votes	10,353,775

Proposal 3 – Ratification of Registered Public Accountants. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022 received the vote of 93.7% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	265,265,515
Against	17,729,995
Abstain	85,465

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Executive Vice President, General Counsel and Corporate Secretary